Exhibit 23
                            TREX MEDICAL CORPORATION



                    Consent of Independent Public Accountants
                    -----------------------------------------


         As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated November 1, 1996.




                                                     Arthur Andersen LLP




    Boston, Massachusetts
    December 5, 1996